UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) February 13, 2007 (November 13, 2006)

ZILA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-17521	86-0619668

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5227 North 7th Street, Phoenix, Arizona 85014-2800

(Address of Principal Executive Offices)
(602) 266-6700

(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-99.2
EX-99.3

Explanatory Note
     This Current Report on Form 8-K/A (the “Amendment”) is being filed to include disclosures that supplement those disclosures made by Zila, Inc. (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 17, 2006 (as amended on December 4, 2006, the “Report”), as set forth below.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On November 13, 2006, the Company entered into an agreement and plan of merger (the “Merger Agreement”) with Zila Merger, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), Professional Dental Technologies, Inc. (“Pro-Dentec”) and certain stockholders of Pro-Dentec setting forth the terms and conditions of the merger of Merger Sub with and into Pro-Dentec, with Pro-Dentec surviving as a wholly-owned subsidiary of the Company (the “Merger”). The Merger Agreement was filed with the Report. On November 28, 2006, the Company completed the Merger.
     As disclosed in the Report, the Company completed two separate private placements of its securities on November 28, 2006 and November 29, 2006 (collectively, the “Private Placement”), the proceeds of which were used for working capital and general corporate purposes and to fund the Merger.
     This Amendment is filed solely to include the financial statements and pro forma financial information described in Item 9.01 below. Such information should be read in conjunction with the Report.
Forward-Looking Statements
     This Report, including the Exhibits attached hereto, contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “may,” and variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties, and assumptions that are difficult to predict, including those identified in our Form 10-K for the year ended July 31, 2006, our Form 10-Q for the quarter ended October 31, 2006, and certain other filings made by the Company with the SEC, in each case under the caption “Risk Factors.” Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
          (i) The following financial statements of Pro-Dentec are attached hereto as Exhibit 99.1 and incorporated herein by this reference:
          Consolidated Balance Sheet as of October 31, 2006
          Unaudited Consolidated Statement of Income for the three months ended October 31, 2006
          Unaudited Consolidated Statement of Cash Flows for the three months ended October 31, 2006
          Notes to Unaudited Consolidated Financial Statements

          (ii) The following audited financial statements of Pro-Dentec are attached hereto as Exhibit 99.2 and incorporated herein by this reference:
          Consolidated Balance Sheets as of October 31, 2006 and 2005
          Consolidated Statements of Income for the years ended October 31, 2006, 2005 and 2004
          Consolidated Statements of Shareholders’ Equity for the years ended October 31, 2006, 2005 and 2004
          Consolidated Statements of Cash Flows for the years ended October 31, 2006, 2005 and 2004
          Notes to Consolidated Financial Statements
     (b) Pro Forma Financial Information. The following pro forma financial statements, which give effect to the Merger and the Private Placement (except for the sale of common shares included in the Private Placement), are attached hereto as Exhibit 99.3 and incorporated herein by this reference:
          Unaudited Pro Forma Condensed Consolidated Balance Sheet as of October 31, 2006
          Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet
          Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended October 31, 2006 and the fiscal year ended July 31, 2006
          Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations
     (d) Exhibits.

Exhibit
Number	Description

23.1	Consent of Independent Accountants

99.1	Unaudited Consolidated Financial Statements of Professional Dental Technologies, Inc.

99.2	Audited Consolidated Financial Statements of Professional Dental Technologies, Inc.

99.3	Unaudited Consolidated Pro Forma Financial Statements of Zila, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 13, 2007

ZILA, INC.
/s/ Diane E. Klein
By: Diane E. Klein
Vice President and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consent of Independent Accountants

99.1	Unaudited Consolidated Financial Statements of Professional Dental Technologies, Inc.

99.2	Audited Consolidated Financial Statements of Professional Dental Technologies, Inc.

99.3	Unaudited Consolidated Pro Forma Financial Statements of Zila, Inc.